UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): December 18, 2018

USA CAPITAL MANAGEMENT, INC

(Exact name of registrant as specified in its charter)

Puerto Rico	000-55309	47-2128828
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

404 Avenida Constitucion # 208 San Juan, Puerto Rico 00901-2251

(Address of Principal Executive Offices)

787-900-5048

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On December 10, 2018, USA Capital Management, Inc. (the “Company”) dismissed Benjamin & Young, LLP as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process in which the Company’s Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Company’s Board of Directors (the “Board”).

The audit reports of Benjamin Young and Anton & Chia, LLP on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through September 30, 2018, (i) there were no disagreements with Benjamin Young, LLP and Anton Chia, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Benjamin Young LLP and Anton & Chia, LLP’s satisfaction, would have caused Benjamin Young, LLP and Anton Chia, LLP to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Benjamin & Young CPA’s Inc. with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Hall & Company CPA’s Inc.’s letter dated December 18, 2018 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On December 18, 2018, the Board of Directors engaged Hall & Company CPA’s Inc. as the Company’s independent registered public accounting firm for the year ended December 31, 2018 and quarterly review periods ending March 31, 2018, June 30, 2018 and September 30, 2018.

During the two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through December 18, 2018, neither the Company, nor anyone on its behalf consulted Hall & Company CAP’s Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Hall & Company CPA’s Inc concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

16.1 Letter from Benjamin Young, LLP to the Securities and Exchange Commission dated December 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Capital Management, Inc.

Dated: December 18, 2018	By:	/s/ Richard Meruelo
Chief Executive Officer and Chief Financial Officer